UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2023

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7700 Mills Civic Parkway
West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

(888) 266-8489

Registrant’s telephone number, including area code

Second Floor, Washington House

16 Church Street

Hamilton, HM 11, Bermuda

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C	ATHPrC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 7.75% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note:

Following the completion of the merger of Athene Holding Ltd. (the “Company”) with Apollo Global Management, Inc., and as previously disclosed, the Company has completed the redomestication of its jurisdiction of organization from Bermuda (“Athene Bermuda”) to the State of Delaware (the “Redomestication”), thereby discontinuing its existence as a Bermuda exempted company as provided in Section 132G of The Companies Act 1981 of Bermuda (the “Companies Act”) and continuing its existence as a corporation organized in the State of Delaware pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”). The Redomestication became effective on December 31, 2023 at 10:59 P.M. Eastern Time (the “Effective Date”).

In connection with and effective upon completion of the Redomestication, the Company (i) amended the Company’s bylaws and governance charters to provide for the appropriate substitution of the Company in place of references to Athene Bermuda, (ii) amended the Company’s certificate of incorporation to conform to the laws of the State of Delaware, and (iii) duly adopted certificates of designations relating to the powers, designations, preferences and rights of the Company’s existing series of preferred stock. The Company’s certificate of incorporation, amended bylaws and certificates of designations are attached as Exhibits 3.1, 3.2, 4.3, 4.7, 4.11, 4.15 and 4.19 to this Current Report and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with and effective upon completion of the Redomestication, the Company and Apollo Insurance Solutions Group LP (“ISG”) entered into the Ninth Amended and Restated Fee Agreement (the “Ninth Amended and Restated Fee Agreement”) that amends and restates that certain Eighth Amended and Restated Fee Agreement, dated March 31, 2022, as amended.

Under the Ninth Amended and Restated Fee Agreement, the Company pays Apollo Global Management, Inc. and its subsidiaries (collectively, including ISG, but not including the Company and its subsidiaries, “Apollo”) a base management fee of (1) 0.225% per year of the lesser of (A) $103.4 billion, which represents the aggregate market value of substantially all of the assets in the investment accounts and operating cash accounts of or relating to the Company and/or its subsidiaries, whether or not managed by ISG (the “Accounts”) as of December 31, 2018 (“Backbook Value”), and (B) the aggregate book value of substantially all of the assets in the Accounts at the end of the respective month, plus (2) 0.15% per year of the amount, if any, by which the aggregate book value of substantially all of the assets in the Accounts at the end of the respective month exceeds the Backbook Value, subject to certain adjustments. Additionally, the Company pays a sub-allocation fee based on specified asset class tiers ranging from 0.065% to 0.70% of the book value, with the higher percentages in this range for asset classes that are designed to have more alpha generating abilities, as well as a target annual performance fee of $37,500,000, with the actual amount of the annual performance fee ranging from between 0% and 200% of such target amount, based on the Company’s performance against its spread-related earnings for the year relative to the Company’s targets. The annual performance fee is intended to create alignment with Apollo employees and incentivize downside protection with adjustments for credit impairments and realized losses. The base management fee and sub-allocation fee payable by the Company under the Ninth Amended and Restated Fee Agreement are the same as such fees payable under the Eighth Amended and Restated Fee Agreement.

In addition, the Ninth Amended and Restated Fee Agreement includes additional provisions relating to the termination of investment management agreements (“IMAs”) covering assets backing reserves and surplus in Athene Co-Invest Reinsurance Affiliate Holding Ltd. and its subsidiaries and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd. and its subsidiaries (together with Athene Co-Invest Reinsurance Affiliate Holding Ltd. and its subsidiaries, “ACRA”), whether from internal reinsurance, third-party reinsurance, or inorganic transactions. These provisions are substantially the same as the provisions relating to the termination of certain ACRA-related IMAs previously contained in our bye-laws prior to the completion of the Redomestication, as described in the section “ACRA System IMA Termination Rights” set forth in Item 1A of the 10-K of the Company filed for the fiscal year ended December 31, 2022.

The foregoing description of the Ninth Amended and Restated Fee Agreement does not purport to be complete and is qualified in its entirety by reference to the Ninth Amended and Restated Fee Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with and effective upon completion of the Redomestication, the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, entered into the Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”) to the Base Indenture dated January 12, 2018 (the “Base Indenture” and together with the Eighth Supplemental Indenture, the “Indenture”). In connection with the Eighth Supplemental Indenture, the Company succeeds to all liabilities and obligations of Athene Bermuda relating to the Indenture (including each series of debt securities issued thereunder).

The Eighth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Eighth Supplemental Indenture is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Preferred Stock

No shareholder action was required in connection with the Redomestication, and all shareholders’ existing economic rights under the terms of the securities they hold remain the same. The Company’s Class A series of depositary shares, which represents a 1/1,000th interest in a share of the Company’s Class A series of preferred stock (“Depositary Shares Series A”), along with each of the Company’s other outstanding series of preferred stock (together with the depositary shares representing interests in preferred stock, the “Preferred Stock”) listed below, automatically converted to a new CUSIP after market close on the Effective Date. The Company’s remaining series of depositary shares (and the outstanding series of the Company’s senior notes (the “Notes”)) did not receive new CUSIPs.

Shares	Current CUSIP	New CUSIP
Depositary Shares Series A	G0684D305	04686J 861
Preferred Stock Series A	G0684D206	04686J 887
Preference Stock Series B	G0684D149	04686J 705
Preference Stock Series C	G0684D404	04686J 879
Preference Stock Series D	G0684D164	04686J 804

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s series of Preferred Stock are deemed to be registered under Section 12(b) of the Exchange Act. The Company’s Depositary Shares Series A were approved for listing on the New York Stock Exchange (“NYSE”) under their new CUSIP and are to continue trading on January 2, 2024, under the symbol ATHPrA, the same symbol under which they previously traded. In addition, the Company’s depositary shares relating to each other series of Preferred Stock will also continue trading on the NYSE under their existing symbols. The Company’s share certificates are attached as Exhibits 4.4, 4.8, 4.12, 4.16 and 4.20 to this Current Report and are incorporated herein by reference.

The Company also entered into amendments to the existing deposit agreements for each series of Preferred Stock, each dated as of December 31, 2023 (the “Deposit Agreement Amendments”), by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the depositary receipts (the “Depositary Receipts”). The Deposit Agreement Amendments are attached hereto as Exhibits 4.5, 4.9, 4.13, 4.17 and 4.21, and the form of Depositary Receipts are attached hereto as Exhibits 4.6, 4.10, 4.14. 4.18 and 4.22. The foregoing description of the Deposit Agreement Amendments is entirely qualified by reference to each such exhibit, which is incorporated by reference herein.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 3.03 of this Current Report on Form 8-K are incorporated in this Item 5.03 by reference.

Item 8.01.	Other Events.

Enactment of the Bermuda Corporate Income Tax Act

On December 27, 2023, the Government of Bermuda enacted the Corporate Income Tax Act 2023 (the “Bermuda CIT”). Commencing on January 1, 2025, the Bermuda CIT generally will impose a 15% corporate income tax on in-scope entities that are resident in Bermuda or have a Bermuda permanent establishment, without regard to any assurances that have been given pursuant to the Exempted Undertakings Tax Protection Act 1966. The Bermuda CIT also includes various transitional provisions and elections that may result in the recording of deferred tax assets that mitigate the impact of the tax incurred. Although the Company is no longer organized in Bermuda, certain of the Company’s subsidiaries are organized in Bermuda and generally will be subject to tax under the Bermuda CIT. The Company is continuing to evaluate the impact of the Bermuda CIT on its operations, including the transitional provisions, elections that may be available to mitigate such impact and how the Bermuda CIT will interact with the U.K. and other jurisdictions’ implementation of Pillar Two legislation that may be applicable to our group.

The earnings of the Company and its subsidiaries are generally subject to tax, in whole or in part, at a 21% tax rate. While we do not expect the Bermuda CIT to increase the tax rate on the earnings of the Company or its subsidiaries excluding ACRA and its subsidiaries, we could experience an increase in the tax rate on earnings of ACRA and its subsidiaries organized in Bermuda due to the Bermuda CIT. However, we expect to record material deferred tax assets in our consolidated financial statements for the year ended December 31, 2023 as a result of the passage of the Bermuda CIT, which would be available to mitigate the cash tax impact of the Bermuda CIT on these subsidiaries. Although we expect a material impact (decrease) to our consolidated effective tax rate ("ETR") in the year when we record the deferred tax assets, we do not expect subsequent impacts to our consolidated ETR or earnings and results from operations in any given year to be material. However, the precise amounts of the deferred tax items, the overall net effect of these deferred items, the resulting impact on the Company’s consolidated ETR and impact on our earnings and results from operations are not yet certain so we can provide no assurance that these impacts will not be material.

U.K. Corporation Tax

Following the Redomestication, the Company in 2024 is expected to no longer be a resident in the U.K. for tax purposes on the basis it is not incorporated in the U.K. and the central management and control of the company is no longer exercised from the U.K. Further, it is expected that the Company will conduct its affairs in a manner that ensures that it is not regarded as carrying on a trade in the U.K. through a U.K. “permanent establishment” or “U.K. Representative”. Accordingly, going forward, the Company does not expect to be generally subject to U.K. tax on its worldwide profits.

While it is not anticipated that any adverse U.K. tax consequences should arise to the Company as a result of its historic U.K. tax residency, it is possible that HM Revenue & Customs may nonetheless seek to assert U.K. taxation with respect to historic or future income or gains of the Company (including, without limitation, under a number of specific U.K. tax regimes, including the controlled foreign company regime, the hybrids and other mismatches regime and the diverted profits tax). The U.K. tax regime also provides for certain forms of “exit taxation” to occur when a company ceases to be a U.K. tax resident (broadly, by deeming such companies (in certain circumstances) to have effected a deemed realization of their assets and liabilities at fair market value upon departure). The Company does not anticipate material adverse U.K. tax consequences arising as a result of the Redomestication or by reason of its historic U.K. tax residency, or as a result of ceasing to be a U.K. tax resident.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished as part of this current report on Form 8-K:

(d) Exhibits

No.	Description

3.1	Certificate of Incorporation of Athene Holding Ltd.

3.2	Amended Bylaws of Athene Holding Ltd.

4.1	Indenture for Debt Securities by and between Athene Holding Ltd. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to the Form S-3 filed on January 3, 2018)

4.2	Eighth Supplemental Indenture, dated December 31, 2023 between Athene Holding Ltd., a corporation organized in the State of Delaware (as successor to Athene Holding Ltd., a Bermuda exempted company), and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee

4.3	Certificate of Designations of 6.35% Fixed-to Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A

4.4	Form of Share Certificate evidencing 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A

4.5	Amendment No. 1 to Series A Deposit Agreement, dated December 31, 2023, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.6	Form of Series A Depositary Receipt (included in Exhibit 4.5)

4.7	Certificate of Designations of 5.625% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series B

4.8	Form of Share Certificate evidencing 5.625% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series B

4.9	Amendment No. 1 to Series B Deposit Agreement, dated December 31, 2023, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.10	Form of Series B Depositary Receipt (included in Exhibit 4.9)

4.11	Certificate of Designations of 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C

4.12	Form of Share Certificate evidencing 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C

4.13	Amendment No. 1 to Series C Deposit Agreement, dated December 31, 2023, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.14	Form of Series C Depositary Receipt (included in Exhibit 4.13)

4.15	Certificate of Designations of 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D

4.16	Form of Share Certificate evidencing 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D

4.17	Amendment No. 1 to Series D Deposit Agreement, dated December 31, 2023, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.18	Form of Series D Depositary Receipt (included in Exhibit 4.17)

4.19	Certificate of Designations of 7.750% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E

4.20	Form of Share Certificate evidencing 7.750% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E

4.21	Amendment No. 1 to Series E Deposit Agreement, dated December 31, 2023, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.22	Form of Series E Depositary Receipt (included in Exhibit 4.21)

10.1	Ninth Amended and Restated Fee Agreement, dated as of December 31, 2023, between Apollo Insurance Solutions Group LP and Athene Holding Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: January 2, 2024	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer